Exhibit 10(E)

                                                      As amended through 5/16/02

                            THE MIDDLEBY CORPORATION

                            1998 STOCK INCENTIVE PLAN

                                  Introduction

      This document contains the provisions of The Middleby Corporation 1998 Stock Incentive Plan, as adopted effective as of February 19, 1998 (the "Effective Date"). The purpose of this Plan is to provide a means to attract and retain employees of experience and ability and to furnish additional incentives to them.

                                    ARTICLE I

                                   Definitions

      1.1. "Board" means the Company's Board of Directors.

      1.2. "Code" means the Internal Revenue Code of 1986, as amended.

      1.3. "Company" means The Middleby Corporation, a Delaware corporation.

      1.4. "Eligible Employee" means any employee of an Employer.

      1.5. "Employer" means the Company or any affiliate or subsidiary of the Company.

      1.6. "Fair Market Value" means, as of any date, the closing price of Stock on the national stock exchange or automated quotation system on which the Stock is then listed or, if there was no trading in Stock on that date, the closing price of Stock on such exchange or automated quotation system on the next preceding date on which there was trading in Stock.

      1.7. "Grant" means any award of Options, Stock Appreciation Rights, Restricted Stock or Performance Stock (or any combination thereof) made under this Plan to an Eligible Employee.

      1.8. "Option" means any stock option granted under this Plan.

      1.9. "Performance Stock" means Stock issued pursuant to Article VII of this Plan.

      1.10. "Plan" means The Middleby Corporation 1998 Stock Incentive Plan, as set out in this document and as subsequently amended.

      1.11. "Recipient" means an Eligible Employee to whom a Grant has been made.
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      1.12. "Restricted Stock" means Stock transferred to a Recipient in a Grant which is, at the date on which the Grant is made, both (i) not "transferable" and (ii) "subject to a substantial risk of forfeiture," within the meaning of
Section 83 of the Code.

      1.13. "Stock" means the Company's authorized common stock, par value $.01 per share.

      1.14. "Stock Appreciation Right" means a right transferred to a Recipient under a Grant which entitles the Recipient, upon exercise, to receive a payment (in cash, Stock or a combination of cash and Stock) which is equal to the increase (if any) in the Fair Market Value of a share of Stock between the date as of which the Grant was made and the date as of which the right is exercised.

      1.15. The masculine gender includes the feminine, and the singular number includes the plural, unless a different meaning is clearly required by the context.

                                   ARTICLE II

                           Stock Available for Grants

      2.1. 850,000 shares of Stock are available for Grants under the Plan. The Stock available for Grants may include unissued or reacquired shares. If a Grant expires or is canceled, any shares which were not issued or fully vested under the Grant at the time of expiration or cancellation will again be available for Grants.

      2.2. If there is a merger, consolidation, stock dividend, split-up, combination or exchange of shares, recapitalization or change in capitalization with respect to Stock, the total number of shares provided for in Section 2. 1. will be adjusted by the Board to accurately reflect that event.

                                   ARTICLE III

                                  Making Grants

      3.1. (a) The Board may, at any time while the Plan is in effect and there is Stock available for Grants, make Grants to Eligible Employees; provided, that the selection of Eligible Employees for participation and decisions concerning the timing, pricing and amount of a Grant shall be made solely by a committee consisting solely of two or more directors. The number of shares of Stock granted in a fiscal year to each executive officer whose compensation is subject to reporting in the Company's annual proxy statement (an "Executive Officer") shall not exceed 100,000 shares for any fiscal year during which he serves as an Executive Officer, except that a grant of 200,000 shares may be made to Selim A. Bassoul in 2002.

      (b) No Grant may be made after February 19, 2008.

      (c) All grants and any exercises of Grants are conditioned upon stockholder approval of the Plan as described in Section 9.2.


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      (d) If there is a merger, consolidation, stock dividend, split-up, combination or exchange of shares, recapitalization or change in capitalization with respect to Stock, or any other corporate action with respect to Stock which, in the opinion of the Board, adversely affects the relative value of a Grant, the number of shares and the exercise price (in the case of an Option) of any Grant which is outstanding at the time of that event will be adjusted by the Board to the extent necessary to remedy the adverse effect on the Grant's value.

      3.2. (a) The terms of each Grant will be set out in a written agreement.

      (b) Subject to the applicable provisions of Article IV, VI, VI or VII, a Grant may contain any terms and conditions which the Board determines, as long as they are consistent with the provisions of the Plan. Such terms may, without limitation, include provisions that Grants shall terminate upon termination of employment in specified circumstances.

                                   ARTICLE IV

                                     Options

      4.1. The terms of each Option must include the following:

      (i) The name of the Recipient.

      (ii) The number of shares which are subject to the Option.

      (iii) The term over which the Option may be exercised.

      (iv) A requirement that the Option is not transferable by the Recipient except by will or the laws of descent and distribution and that, during his lifetime, it is exercisable only by him. Provided that, subject to the approval of the Board, an Option may be transferable as permitted under 17 C.F.R. sec. 240.16b-3 and 5, as long as such transfers are made to one or more of the following: family members, including children of the Recipient, the spouse of the Recipient, or grandchildren of the Recipient, trusts for such family members or charities ("Transferees"), and provided that such transfer is a bona fide gift and accordingly, the Recipient receives no consideration for the transfer, and that the Options transferred continue to be subject to the same terms and conditions that were applicable to the Options immediately prior to the transfer. In the event of such a transfer, the Transferee may not subsequently transfer this Option. The designation of a beneficiary shall not constitute a transfer.

      (v) A statement of whether the Option is intended to be an "incentive stock option" under Section 422 of the Code or a "nonstatutory stock option".

      4.2. An Option which is intended to be an incentive stock option under
Section 422 of the Code must contain the following terms:

      (i) The exercise price per share must be at least 100% of the Stock's Fair Market Value on the date the Option is granted.


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      (ii) The aggregate Fair Market Value (as of the date the Option is granted) of Stock with respect to which incentive stock options are exercisable for the first time by the Recipient during any calendar year (under all stock option plans of the Employers) may not exceed $100,000.

      (iii) The term over which the Option may be exercised may never exceed ten years from the date of Grant.

      (iv) If the Recipient, at the time the option is granted, owns 10% or more of the voting stock of an Employer (including Stock which he is deemed to own under Section 424(d) of the Code), the exercise price must be at least 110% of the Stock's Fair Market Value as of the Option's date of grant, and the term of the Option may not be more than five years from the date of grant.

      4.3. (a) An Option may be exercised, in whole or part, at any time during its term, subject to any specific conditions in the Option's terms and any rules adopted by the Board for the exercise of Options.

      (b) A Recipient may pay the exercise price of an Option in cash or, in the Board's discretion, in shares of Stock owned by him (valued at Fair Market Value), with a note payable to the Company, or in a combination of cash, notes and shares of Stock.

      (c) The following rules apply to the exercise of Options:

      (i) If a Recipient dies, any Option may, to the extent it was exercisable at his death, be exercised by his estate, within one year after his date of death or such shorter period as the Option may provide.

      (ii) If a Recipient terminates employment because he has become permanently and totally disabled, he may exercise any Option to the extent it was exercisable at his termination of employment, but only within one year after his termination of employment or such shorter period as the Option may provide.

      (iii) If a Recipient terminates employment for any reason other than death or permanent and total disability, he may exercise any Option to the extent it was exercisable at his termination of employment, but only within three months after his termination of employment or such shorter or longer period as the Option may provide.

      (iv) Subparagraph (i), (ii) or (iii) can never operate to make an Option exercisable beyond the term for which it was granted.

      (d) To the extent an Option is not exercised before the expiration of its term or before the expiration of any shorter exercise period under paragraph
(c), it will be canceled.


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                                    ARTICLE V

                            Stock Appreciation Rights

      5.1. The terms of each Grant of Stock Appreciation Rights must include the following:

      (i) The name of the Recipient.

      (ii) The number of Stock Appreciation Rights which are being granted.

      (iii) The term over which the Stock Appreciation Rights may be exercised. This term may never exceed ten years from the date of Grant.

      (iv) A description of any events which will cause cancellation of the Stock Appreciation Rights before the end of the term described in subparagraph
(iii).

      (v) Whether or not the Stock Appreciation Rights are issued in tandem with any Option, and, if so, the manner in which the Recipient's exercise of one affects his right to exercise the other.

      (vi) A requirement that the Stock Appreciation Rights are not transferable by the Recipient except by will or the laws of descent and distribution and that during his lifetime such Rights are exercisable only by him.

      5.2. Stock Appreciation Rights which are issued in tandem with an Option which is intended to be an incentive stock option under Section 422 of the Code must contain the following terms:

      (i) They will expire no later than at the expiration of the Option.

      (ii) Payment under the Stock Appreciation Rights may not exceed 100% of the difference between the exercise price of the Option and the Fair Market Value of Stock on the date the Stock Appreciation Rights are exercised.

      (iii) They are transferable only when the Option is transferable, and under the same conditions.

      (iv) They are exercisable only when the Option is exercisable.

      (v) They may only be exercised when the Fair Market Value of Stock exceeds the exercise price of the Option.

      5.3. (a) Stock Appreciation Rights may be exercised at any time during their term, subject to Section 5.2., to any specific conditions in their terms and to any rules adopted by the Board for the exercise of Stock Appreciation Rights.

      (b) Determination of the form of payment upon exercise of a Stock Appreciation Right (cash, Stock or a combination of cash and Stock) is solely in the discretion of the Board.


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                                   ARTICLE VI

                                Restricted Stock

      6.1. The terms of each Grant of Restricted Stock must include the following:

      (i) the name of the Recipient.

      (ii) the number of shares of Restricted Stock which are being granted.

      (iii) whether the Recipient must pay any amount in connection with the Grant and if so, the amount and terms of that payment. Such amount shall not exceed 10% of the Fair Market Value of the Restricted Stock at the time the Grant is made, and may be such lesser amount as shall be determined by the Board.

      (iv) description of the restrictions applicable to the Grant and the conditions on which the restriction may be removed.

                                   ARTICLE VII

                                Performance Stock

      7.1. The terms of each grant of Performance Stock must include the following:

      (i) the name of the Recipient.

      (ii) the number of shares of Performance Stock which are being granted.

      (iii) details of the applicable performance period, if any, and performance criteria, if any.

      (iv) whether the Recipient must pay any amount in connection with the Grant and if so, the amount and terms of that payment.

                                  ARTICLE VIII

                                 Administration

      8.1. Subject to Section 3.l(a) hereof, the complete authority to control and manage the operation and administration of the Plan is placed in the Board.

      8.2. Subject to Section 3.l(a) hereof, the Board has all authority which is necessary or appropriate for the operation and administration of the Plan, including the following:

      (a) To make Grants and determine their terms, subject to the provisions of the Plan.

      (b) To interpret the provisions of the Plan.

      (c) To adopt any rules, procedures and forms necessary for the operation and administration of the Plan which are consistent with its provisions.

      (d) To determine all questions relating to the eligibility and other rights of all persons under the Plan.


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      (e) To keep all records necessary for the operation and administration of the Plan.

      (f) To designate or employ agents and counsel (who may also be employed by an Employer) to assist in the administration of the Plan.

      (g) To cause any shares of Stock acquired by a Recipient through exercise of a Grant to be recorded on the Company's records in the Recipients' name, and to cause such shares to be issued to the Recipient or to his brokerage account, as he elects.

      (h) To cause any withholding of tax required in connection with a Grant to be made.

                                   ARTICLE IX

                            Amendment and Termination

      9.1. The Plan may be amended or terminated at any time by action of the Board. However, no amendment may, without stockholder approval:

      (i) increase the aggregate number of shares available for Grants (except to reflect an event described in section 2.2); or

      (ii) extend the term of the Plan; or

      (iii) change the definition of Eligible Employee for purposes of the Plan.

      9.2. If the Plan is not, within twelve months of its Effective Date, approved by a majority of the shares voted at a regular or special meeting of the Company's stockholders, the Plan will terminate and all Grants made under it will be canceled.

      9.3. No amendment or termination of the Plan (other than termination under Section 9.2.) may adversely modify any person's rights under an Option unless he consents to the modification in writing.

                                    ARTICLE X

                                  Miscellaneous

      10.1. Neither the provisions of this Plan, nor the fact that a Recipient receives a Grant will constitute or be evidence of a contract of employment, position or compensation level, or give such Recipient any right to continued employment with the Employer. Neither the provisions of this Plan nor the fact that a Recipient receives a Grant will be construed as the Company's guarantee of the tax effects for the Recipient of the receipt of a Grant, transfer of the same, exercise of the same, or the retention or sale of the underlying Stock.

      10.2. If any provision of this Plan is held illegal or invalid for any reason, such illegality or invalidity will not affect the remaining provisions. Instead, each provision is fully


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severable and this Plan will be construed and enforced as if any illegal or invalid provision had never been included.

      10.3. Except as provided in federal law, the provisions of the Plan will be construed in accordance with the laws of Illinois, without giving effect to principles of conflicts of laws.


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